Exhibit 99(a)

4

Annual Meeting of Shareholders June 8, 2007

Safe Harbor Statement Except for historical information, the matters contained in this presentation may constitute forward-looking statements that involve risks and uncertainties, including uncertainties related to product development and clinical trials, unforeseen safety issues resulting from the administration of products in patients, uncertainties related to the need for regulatory and other government approvals, patents and proprietary technology, the need for additional capital, uncertainty of market acceptance of Regeneron's product candidates, the receipt of future payments, the continuation of business partnerships, and additional risks detailed from time to time in Regeneron's filings with the Securities and Exchange Commission (SEC). Please refer to Regeneron's recent Forms 10-K, 10-Q, and 8-K for additional information on the uncertainties and risk factors related to our business. Because forward-looking statements involve risks and uncertainties, actual results may differ materially from current results expected by Regeneron. Regeneron is providing this information as of the original date of this presentation and expressly disclaims any duty to update any information contained in these materials.

Corporate Mission: Bring Important Medicines to Patients Top Priorities Rapid expansion of clinical development program built around IL-1 Trap, VEGF Trap, VEGF Trap-Eye, and VelocImmune(r) Commercialize innovative new therapeutics

Business Strategy Develop fully integrated business capabilities Discovery, preclinical and clinical development, regulatory, manufacturing, marketing Collaborate with firms that expand development and commercial possibilities of product candidates Retain substantial economic interest in product candidates Expand clinical development pipeline through innovative antibody platform Revenue generation through VelocImmune(r) licensing

3 product candidates moving through clinical trials All product candidates originated from internal discovery efforts VelocImmune(r) platform for discovering human monoclonal antibodies Best in class for in vivo based discovery of fully human monoclonal antibodies Already has resulted in hundreds of antibodies to more than 10 distinct targets Target discovery and validation based on internal research efforts Expertise in knockouts, transgenics, gene profiling, in vitro and in vivo disease modeling Rapid selection and validation of novel targets; e.g., Dll4 Improved antibodies to proven targets Process development and manufacturing all done internally Proprietary technology for rapid selection of high-secreting cell lines Manufacture at up to 10,000 liter scale Strong and expanding internal clinical and regulatory capabilities Regeneron Overview Product Driven, Research Based Biotechnology

Inflammatory Diseases Program IL-1 Trap BLA submission completed Positive data reported from two Phase 3 efficacy studies Gout, anemia and other diseases provide potential for additional indications Important validation of proprietary "Trap Technology" Oncology Program VEGF Trap partnered with sanofi-aventis Multiple single agent and combination studies underway Large Phase 3 program to be initiated in 3Q 2007 Eye Diseases Program Collaboration with Bayer HealthCare announced 4Q 2006 Phase 2 study in wet AMD: positive interim data reported in 1Q 2007 Statistically significant reduction in retinal thickness and improvement in visual acuity VEGF Trap-Eye generally well tolerated at all dose levels Potential for improving vision with dosing less frequent than every four weeks Phase 3 vs. ranibizumab (Lucentis(r)) planned for initiation 3Q 2007 Regeneron Overview Product Driven, Research Based Biotechnology

VelocImmune(r): Next generation platform for fully human monoclonal antibodies Phase 1 trial for first antibody product candidate planned for 2H 2007 From 2008, two new antibodies per year planned to enter clinical trials Licensing deals announced with AstraZeneca and Astellas Each agreement provides $20 MM per year for several years Regeneron Overview Product Driven, Research Based Biotechnology

BLA submitted to FDA Priority review requested for BLA Orphan Drug and Fast Track designations for CAPS Evaluating IL-1 Trap in other indications where IL-1 is believed to play a role Small 10-patient pilot study in gout underway Larger Phase 2 placebo-controlled gout study planned to begin 2H 2007 Multiple additional indications including anemia and other inflammatory diseases to be evaluated as part of label expansion strategy over next several years IL-1 Trap (rilonacept) Development Program

Inflammasome Multi-protein intracellular system including cryopyrin ("CIAS1" gene product or Nalp3) Activated by "danger signals" Leads to processing and release of Interleukin-1 Mutations in CIAS1 lead to auto-inflammatory syndromes Inflammatory response to uric acid crystals (gout) mediated by inflammasome Interleukin-1 key mediator of gout inflammation Excessive activation of inflammasome may be key part of many inflammatory diseases Diseases of the "Inflammasome"

Spectrum of rare chronic inflammatory diseases Caused by mutation in CIAS1 gene Spontaneous activation of inflammasome leads to release of Interleukin-1 Inflammatory symptoms include rash, fever, headache, fatigue, joint aches, red eyes CAPS: High Unmet Need No currently approved therapies

Screening Double Blind Single Blind (Active) CAPS Phase 3 Pivotal Trial - Part A IL-1 Trap provides rapid control of signs and symptoms IL1T (n=23) PBO (n=24) Baseline Mean KSS 3.08 2.41 Week 6 Mean KSS 0.47 2.10 Mean Change from baseline to Week 6 in KSS -2.61 -0.31 Parametric ANCOVA with baseline as covariate <0.0001 <0.0001

Single Blind (ActiveTreatment) Double blind withdrawal CAPS Phase 3 Pivotal Trial - Part B Randomized withdrawal confirms continued reduction of CAPS symptoms IL1T (n=22) PBO (n=25) Week 15 Mean KSS 0.32 0.23 Week 24 Mean KSS 0.40 1.17 Mean Change KSS Weeks 15-24 0.09 0.94 Parametric ANCOVA with baseline as covariate 0.0002 0.0002

Gout: A large unmet medical need One of the most painful rheumatic diseases Nearly 1% of population suffers from gout Multiple forms of gout Acute Drug-induced, including allopurinol Interval Chronic tophaceous Recent evidence is that gout is a disease caused by uric acid induced release of Interleukin-1

VEGF Trap (aflibercept) Oncology Program Evaluating in single agent and combination studies On-going Phase 2 single agent studies Advanced ovarian cancer Non-small cell lung adenocarcinoma Symptomatic malignant ascites in ovarian cancer patients Phase 3 program in combination with chemotherapy in solid tumors starts in 2007 1st line metastatic hormone resistant prostate cancer (+ Taxotere(r)) 1st line metastatic pancreas cancer (+ gemcitabine-based regimen) 1st line gastric cancer (+ Taxotere(r)) 2nd line non-small cell lung cancer (+ Taxotere(r)) 2nd line metastatic colorectal cancer (+ FOLFIRI) More than 10 NCI sponsored studies currently underway or about to begin First submission may be as early as 2008

Study design Randomized, double-blind, dose comparison study Enrolling 200 patients, randomized into 2 treatment groups Interim analysis after 162 patients completed at least 1 course of treatment Primary endpoint Objective response rate Secondary endpoints Duration of response Tumor marker response rates Time to tumor progression Progression-free survival Overall survival Safety Dose levels and intervals Two cohorts at 2 mg/kg and 4 mg/kg dose treated every other week Phase 2 Trial - Advanced Ovarian Cancer

Phase 2 Trial - Advanced Ovarian Cancer Interim Results N Percent (%) Radiological Partial Response (PR) 13 8% (6 responders were platinum-resistant) 50% Decline in CA-125 21 13% (9 patients had radiographic PR) Stable Disease + PR (total): at 4 weeks 138 85% at 14 weeks 67 41% (28 of 67 pts still on study) at 22 weeks 25 15% (18 of 25 pts still on study) at 30 weeks 7 4% (All 7 pts still on study) Blinded Pooled Summary (N=162)

Phase 2 Trial - Advanced Ovarian Cancer Interim Results N Percent (%) Investigator assessment of Ascites response 23 patients with evaluable baseline ascites Complete disappearance of ascites 7 29% No increase in ascites 13 54% Increase in ascites 3 13%

VEGF Trap-Eye: The Opportunity Blocking VEGF well validated pathway for improving vision in patients with neovascular form of age-related macular degeneration (wet AMD) Ranibizumab (Lucentis(r)) is current standard of care in wet AMD Limited by need for monthly injections to improve vision - "PIER" study included in label: Patients lose vision when on quarterly regimen of Lucentis(r) No evidence that maximal efficacy achieved since dose response observed but dose escalation was limited by inflammation No approved anti-VEGF therapy for diabetic eye disease

Study design Randomized, double-blind, dose and interval comparison study Enrolling 150 patients, randomized into 5 treatment groups Preliminary interim analysis after 75 patients completed 12 weeks Primary endpoint Reduction in excess retinal thickness as measured by OCT scan Secondary endpoint Increase in visual acuity as measured by Best Corrected Visual Acuity (BCVA) Dose levels and intervals Two cohorts at low and mid dose treated monthly Evaluated at 12 weeks Three cohorts at low, mid, and high dose treated with single injection Evaluated at 12 weeks VEGF Trap-Eye Phase 2 Trial

Primary endpoint Immediate and substantial reduction in excess retinal thickness Decrease of 135 microns (p < 0.0001) for all groups combined at 12 weeks Secondary endpoint Increase in visual acuity of 5.9 letters (p < 0.0001) at 12 weeks Safety No drug related adverse events VEGF Trap-Eye generally well-tolerated Additional Phase 2 data Monthly and quarterly dosing did not result in substantially different results at 8 weeks Quarterly dosing, on average, demonstrated: An increase in visual acuity at 8 weeks and at 12 weeks A decrease in excess retinal thickness at 8 weeks and 12 weeks VEGF Trap-Eye Phase 2 Trial Interim Results

Commercial opportunity Possible better efficacy Possible less frequent dosing while still improving vision Longer interval opportunity for VEGF Trap Higher affinity Higher dosing without inflammation Potentially longer intravitreal half-life Phase 3 program Will compare directly to Lucentis(r) Initiation planned 3Q 2007 VEGF Trap-Eye

Regeneron's proprietary and breakthrough approach to discovering fully human monoclonal antibodies Produces wide variety of high affinity antibodies against target Overcomes problem in antibody development that human MAb mice have compromised immune functions Synergizes with Regeneron's proprietary approach to cell line development and large-scale manufacturing capacity (10,000 liter GMP facility) Applicable to both validated and novel targets Future Pipeline: Human Monoclonal Antibodies VelocImmune(r)

VelociSuite of Technologies VelociGene > VelociMouse > VelocImmune > VelociMab Focused on the development of fully-human therapeutic antibodies for the treatment of human diseases Proprietary, unencumbered, rapid and efficient First antibody candidate expected in clinical trials late 2007 Going forward, plan to move two antibodies into clinical trials each year

$515 MM in cash and securities at March 2007 Oncology Collaboration Sanofi-aventis funds 100% of development program More than $400 MM budgeted for development over next several years Regeneron eligible for $400 MM in commercial approval milestone payments Eye Diseases Collaboration Bayer HealthCare funds 50% of development program $250 MM global development program over next several years Regeneron eligible for $245 MM in milestone payments VelocImmune(r) Opportunity AstraZeneca and Astellas 1Q 2007 agreements each provide $20 MM per year for several years Opportunity for further deals in future Strong Financial Position

Annual Meeting of Shareholders June 8, 2007